ACCOUNTS RECEIVABLE	6 Months Ended
Jun. 30, 2025
ACCOUNTS RECEIVABLE.
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable for the six months ended June 30, 2025 primarily consisted of hotel fees receivable from a third-party platform. Accounts receivable for the year end December 31, 2024 were primarily agent service fees receivable from the customers - real estate developers - and are recognized and carried at the amount billed to a customer, net of allowance for expected loss from doubtful accounts.

As of June 30, 2025 and December 31, 2024, accounts receivable consisted of the following:

	June 30,	December 31,
	2025	2024
Accounts receivable	$20,729	$134,960
Allowance for CECL	(73)	(134,960)
Accounts receivable, net	$20,656	$—

ASU No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments requires entities to measure and recognize expected credit losses on all financial assets held at amortized cost. The CECL model requires the measurement of expected credit losses, even if that risk of loss is remote. Management believes that historical collection information is a reasonable basis on which to determine expected credit losses because the composition of accounts receivable at the reporting date is consistent with the data used in developing the historical credit-loss percentages. In other words, customer risk characteristics and payment practices have remained relatively stable over time. However, current and reasonably foreseeable economic conditions are expected to have a significant impact on the Company’s collectability of accounts receivable. The Company applies the Bank of England’s lending rate, together with its historical loss rate, as a forward-looking adjustment in estimating expected credit losses under CECL. Management believes this approach appropriately reflects the potential time value of money while incorporating expectations about broader economic conditions. Accounts receivable with similar risk characteristics are pooled for purposes of calculating CECL.

The following CECL rates were used to calculate expected credit losses for the six months ended June 30, 2025.

Age of accounts receivable	Current
Historical loss rate	0.00%
Adjustment rate	0.35%
CECL rate	0.35%

The following CECL rates were used to calculate expected credit losses for the year ended December 31, 2024.

Age of accounts receivable	Over 365 days
Historical loss rate	20.00%
Adjustment rate	80.00%
CECL rate	100.00%

As of June 30, 2025, the Company reported accounts receivable of $20,729, representing hotel income earned in June 2025 and due from a third-party platform. As of December 31, 2024, the Company had accounts receivable of $134,960 (RMB 971,135), primarily from one vendor. The Company initiated legal proceedings against Chengdu TEDA New City in the People’s Court of Dujiangyan City, Sichuan Province, on January 9, 2023, for breach of contract and unpaid service fees totaling approximately $257,000 (RMB 1,872,419). On March 28, 2023, the court ruled in favor of the Company, ordering Chengdu TEDA to pay the full claimed amount within 10 days. The Company received a partial payment of $124,000 (RMB 907,662) on September 1, 2023. As of December 31, 2024, the remaining balance from this vendor was still outstanding. Given the deterioration of the real estate market in China, management has determined that the Company is unlikely to recover the remaining balance. Consequently, a 100% CECL rate has been applied to accounts receivable outstanding for more than 365 days.